UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                        PURSUANT TO SECTION 13 FOR 15(D)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934


                 Date of Event Requiring Report: March 31, 1998




                            CYBERAMERICA CORPORATION
             (Exact Name of Registrant as Specified on its Charter)


                 I-9418                                      87-0509512
         (Commission File Number)           (IRS Employer Identification Number)


                                     NEVADA
         (State or Other Jurisdiction of Incorporation or Organization)




                          268 West 400 South, Suite 300
                           Salt Lake City, Utah 84101
                    (Address of Principal Executive Offices)




                                 (801) 575-8073
              (Registrant's Telephone Number, Including Area Code)





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ITEM 1.           CHANGES IN CONTROL OF REGISTRANT



ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS
                  Not Applicable.


ITEM 3.           BANKRUPTCY RECEIVERSHIP
                  Not Applicable.


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ITEM 4.           CHANGES IN REGISTRANT'S CERTIFIED ACCOUNTANT

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         On March 31, 1998,  CyberAmerica  Corporation (the "Company")  received the resignation notice of its independent auditor Andersen, Andersen & Strong, L.C.

         Neither of Andersen, Andersen & Strong's reports on the financial statements for the past two years contained an adverse opinion or disclaimer of opinion, or was modified as to uncertainty, audit scope or accounting principles.

         There were no disagreements between Andersen, Andersen & Strong and the Company on any matter of accounting principles, financial statement disclosure or auditing scope or procedure during the two most recent fiscal years and subsequent period. In addition, there were no instances that are reportable under Item 304(a)(1)(iv) of Regulation S-B.

         On April 1, 1998, the Company's Board engaged Crouch, Bierwolf & Chisholm to serve as the Company's new independent auditors. Crouch, Bierwolf & Chisholm are located at:

                  Crouch, Bierwolf & Chisholm
                  Certified Public Accountants
                  50 W. Broadway, Suite 1130
                  Salt Lake City, UT 84101

         There were no consultations with the newly engaged accountant during the last two fiscal years or subsequent interim period regarding any of the information in Item 304(a)(2)(i) or 304(a)(2)(ii).


ITEM 5.           OTHER EVENTS
                  Not Applicable.


ITEM 6.           RESIGNATION OF REGISTRANT'S DIRECTORS
                  Not Applicable.

ITEM 7:           FINANCIAL STATEMENTS AND EXHIBITS

          Exhibits required to be attached by Item 601 of Regulation S-B are listed in the Index to Exhibits beginning on page 4 of this Form 8-K, which is hereby incorporated by this reference.


ITEM 8:           CHANGE IN FISCAL YEAR
                  Not Applicable.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 3, 1998


                                                        CyberAmerica Corporation



                                                 By:_/s/Richard Surber__________
                                                    Richard D. Surber, President

                                INDEX TO EXHIBITS

EXHIBIT   PAGE      DESCRIPTION
NO.       NO.

16(a)     5         Letter  dated  March 31,  1998,  from  Andersen,  Andersen &
                    Strong, Certified Public Accountants, confirming the fact that the relationship between the Company and Andersen, Andersen & Strong has ceased.

16(b)     6         Letter  dated  April  1,  1998,  from  Crouch,   Bierwolf  &
                    Chisholm, Certified Public Accountants, confirming their engagement as the Certified Independent Auditors of the Company.

16(c)     7         Letter  dated  April 3,  1998,  from  Andersen,  Andersen  &
                    Strong,   stating  that  they  are  in  agreement  with  the
                    statements contained in this Current Report on Form 8-K